GUARANTEE

New York, New York
April 28, 2006

In order to induce BANK OF AMERICA, N.A. (which together with its successors, endorsees and assigns, is hereinafter called the “Bank”) to make such advances, loans or extensions of credit, directly or indirectly, to any of NATIONAL HMO (NY) INC., a Delaware corporation, HEALTH ACQUISITION CORP., a New York corporation, NEW ENGLAND HOME CARE, INC., a Connecticut corporation, ACCREDITED HEALTH SERVICES, INC., a New Jersey corporation, CONNECTICUT STAFFING WORKS CORP., a Connecticut corporation, and MEDICAL RESOURCES HOME HEALTH CORP., a Delaware corporation (hereinafter, each referred to individually, as a “Borrower” and collectively, as the “Borrowers”), and to grant to the Borrowers such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as the Bank may deem advisable, and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned (hereinafter, whether one or more, called the “Guarantor”) hereby absolutely unconditionally guarantees to the Bank the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable with respect to any and every obligation or liability of the Borrowers to the Bank, whether now existing or hereafter incurred, whether originally contracted with the Bank or with another and transferred to the Bank or otherwise acquired by the Bank, whether contracted by any Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured (such obligations and liabilities of the Borrowers being hereinafter collectively called the “Liabilities”). Notwithstanding any language contained in this Guarantee relating to loans, it is expressly intended, contemplated and agreed that the Guarantor’s obligations under this Guarantee shall extend to each and all of the Liabilities, whether or not such Liabilities relate directly or indirectly to loans. All payments made in connection with this Guarantee shall be in lawful money of the United States of America in immediately available funds.

As collateral security for the performance of this Guarantee and all other obligations of the Guarantor to the Bank, whether now Or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an “Affiliate”), including, without limitation, the Liabilities, the Guarantor hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to the Guarantor or in which the Guarantor shall have any interest and (ii) any and all claims and demands, presently existing or hereafter arising, and all interest heretofore or hereafter accrued thereon, and any and all collateral or security interests relating thereto and the proceeds thereof, which the Guarantor now has or may hereafter have or acquire against the Borrowers arising out of this Guarantee (such claims and demands referred to herein as the “Claims”). This Guarantee is also secured by (a) any and all property of the Guarantor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (a) and (b) above shall be collectively referred to herein as the “Collateral”. The Bank at any time, after and during the continuance of an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof, but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the Collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, all of which the Guarantor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Guarantor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. At any time, after the occurrence and during the continuance of an Event of Default, without demand or notice, if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

The Guarantor hereby grants to the Bank full power, without notice to the Guarantor or to any Borrower, to deal in any manner with any Borrower, the Liabilities, the Collateral and with any Guarantor hereunder, and any other guarantor of the Liabilities including, without limitation, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities and/or the Collateral, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, subordination, compromise or settlement with respect to any Borrower, the Liabilities, the Collateral, and the obligations of any one or more of the Guarantors; (b) to enter into any agreement of forbearance with respect to all or any part of the Collateral, or with respect to the Liabilities of any Borrower or the obligations of any Guarantor, or to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral; and (d) to consent to the substitution, exchange, or release of all or any part of the Collateral, whether or not the collateral, if any, received by the Bank upon any substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by the Bank.

The Guarantor waives any notice of the acceptance of this Guarantee, or of the creation, renewal or accrual of any of the Liabilities, present or future, or of the reliance of the Bank upon this

Guarantee. The Liabilities shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guarantee, and all dealings between any of the Borrowers and the Bank shall likewise be presumed to be in reliance upon this Guarantee. The Guarantor waives protest, presentment, demand for payment, notice of default or non-payment, and notice of dishonor to or upon the Guarantor, any of the Borrowers, or any other party liable for any of the Liabilities. The Guarantor acknowledges that this Guarantee and the Guarantor’s obligations under this Guarantee are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guarantee and the obligations of the Guarantor under this Guarantee, (b) the obligations of any other person or party (including, without limitation, any of the Borrowers) relating to this Guarantee, or (c) the obligations of the Guarantor under this Guarantee or otherwise with respect to the Liabilities. The obligations of the Guarantor hereunder, and the rights of the Bank in the Collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights against the Bank by reason of the fact that the Bank fails to preserve any rights in the Collateral or take any action whatsoever in regard to the Collateral or that any of the Collateral may be in default at the time of acceptance thereof by the Bank or later; nor by reason of the fact that a valid lien on any of the Collateral may not be conveyed to, or created in favor of, the Bank; nor by reason of the fact that any of the Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid or unenforceable against any of the Borrowers or any obligor thereon for any reason whatsoever; nor by reason of the fact that the value of the Collateral, if any, or the financial condition of any of the Borrowers, or of any obligee under the guarantee, if any, of the Collateral, may not have been correctly estimated or was thereafter changed; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the Collateral; nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or any of it.

In case the Borrowers shall fail to pay all or any part of the Liabilities when due, the Guarantor immediately will pay to the Bank the amount due and unpaid by the Borrowers under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Bank shall have its remedy under this Guarantee without being obliged to resort first to the Collateral or to any other security or to any other remedy or remedies to enforce payment or collection of the Liabilities, and may pursue all or any of its remedies at one or at different times. With respect to the Claims, from and after the occurrence and during the continuance of an Event of Default, the Bank shall have the full right on the part of the Bank in its own name or in the name of the Guarantor to collect and enforce such Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement of debts at any time proposed, or otherwise, the Bank and each of its officers being hereby irrevocably constituted attorneys-in-fact for the Guarantor for the purpose of such enforcement and for the purpose of endorsing in the name of the Guarantor any instrument for the payment of money. From and after the occurrence and during the continuance of an Event of Default, the Guarantor will receive as trustee for the Bank and will pay to the Bank forthwith upon receipt thereof any amounts which the Guarantor may receive from any Borrower on account of the said Claims. The Guarantor agrees that at no time hereafter will any of such Claims be represented by any notes, other negotiable instruments or writings, except and in such event they shall either be made payable to the Bank, or if payable to the Guarantor, shall forthwith be endorsed by the Guarantor to the Bank. The Guarantor agrees that no payment on account of such Claims or any security interest therein shall be created, received, accepted or retained nor shall any financing statement be filed with respect thereto by the Guarantor unless and until the Borrowers have paid and satisfied in full all the Liabilities. The Bank is hereby authorized and empowered, upon the occurrence and during the continuance of any Event of Default, to appropriate and apply to the payment and extinguishment of the Liabilities of the Borrowers and obligations of the Guarantor any and all claims, demands, monies, property, securities, deposits, or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

In the event that the Bank shall receive any payments on account of any of the Liabilities, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Bank that the same were improper, and the Bank either voluntarily or pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, the Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Liabilities or any of them. If the Guarantee hereunder with respect to any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of such Guarantor’s aggregate liability under this Guarantee, then notwithstanding any other provision of this Guarantee to the contrary, the maximum liability of such Guarantor hereunder shall be automatically limited and reduced to an amount equal to the maximum amount that would not render this Guarantee with respect to such Guarantor void, invalid or unenforceable. The invalidity or unenforceability of any portion of this Guarantee shall in no way affect the validity or enforceability of any other portion of this Guarantee.

If any of the following events shall occur (each an “Event of Default”): default by the Borrowers with respect to the Liabilities or by the Guarantor with respect to the obligations or liabilities of any of them to the Bank, or in case any Borrower or the Guarantor shall become insolvent, or be unable to meet its debts as they mature, or make any assignment for the benefit of creditors, or if an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, shall be entered against any Borrower or the Guarantor, or if a receiver, trustee or custodian of any kind (either at law or in equity) of any of the property of any Borrower or of the Guarantor is appointed, or if a judgment is obtained or a warrant of attachment issued against any Borrower or the Guarantor, or if the financial or business condition of any Borrower or the Guarantor shall so change as in the reasonable opinion of the Bank to impair materially the Bank’s security or increase its risk, or in the event of any default in the performance of any obligation comprised in the Collateral or if the Bank in good faith shall deem itself insecure, then the Liabilities of the Borrowers and the obligations of the Guarantor to the Bank, whether direct or contingent, and of every description, shall, without notice or demand become immediately due and payable and shall be paid forthwith by the Guarantor; and in such event the Bank may sell or dispose of the whole or any part of that Collateral, at public or private sale with or without any previous demand for performance to the Guarantor or any Borrower. Any legal requirement of notice of any such sale or other disposition shall be deemed satisfied by the giving of five days prior written notice which shall also be deemed reasonable notice. If the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall not be required to give notice of public or private sale or other intended disposition of the Collateral. The Bank may retain from the proceeds of any such sale all costs and charges incurred by it in the said taking and sale or other disposal including but not limited to attorneys’ fees. If a deficit should remain after any such sale or other disposal, the Guarantor will pay the same promptly upon demand to the Bank. The Bank or its agent may bid and/or purchase free from any right or equity of redemption at any such public or private sale. In any event the Guarantor and each of the Borrowers agree to pay reasonable attorneys’ fees if any Liabilities of the Borrowers or any obligations of the Guarantor to the Bank are placed in the hands of an attorney for collection. Any stocks, bonds or other securities held by the Bank hereunder may upon the occurrence of an Event of Default, be registered and held in the name of the Bank or its nominee, and after default the Bank or its nominee may exercise all voting and other corporate rights as if the Bank were the absolute owner thereof.

No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Bank be liable for exercising or failing to exercise any such power or right; the right and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Bank or any one in whose behalf it has acted or shall act as herein provided, or its or his or their transferees, may or will otherwise have.

The term “the Bank” as used throughout this instrument shall be deemed to include Bank of America Corporation, all of its branches and departments, and any individual, partnership or corporation acting as its nominee or agent, and any corporate subsidiary the stock of which is owned or controlled, directly or indirectly, by Bank of America Corporation. The term “Borrower” as used throughout this instrument shall include the individual or individuals, association, partnership, limited liability company or corporation named herein as a Borrower, and (a) any successor, individual or individuals, association, partnership or limited liability company or corporation to which all or substantially all of the business or assets of a Borrower shall have been transferred, (b) in the case of a Borrower which is a partnership or limited liability company, any new partnership or limited liability company, as the case may be, which shall have been created by reason of the admission of any new partner (member) or partners (members) therein or the dissolution of the existing partnership (limited liability company) by the death, resignation or other withdrawal of any partner (member), and (c) in the case of a Borrower which is a corporation, any other corporation into or with which such Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

The Guarantee shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of the Bank, and any transferee or subsequent holder of any of the Liabilities and each of the Borrowers and/or the Guarantor will not assert any claims it may have against the Bank against any such assignee, successor, transferee, or any other subsequent holder with respect to claims arising prior to such transfer. NO CLAIM MAY BE MADE BY THE GUARANTOR AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTEE, THE LIABILITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT

OCCURRING IN CONNECTION THEREWITH, AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES (EXCEPT AS OTHERWISE PERMITTED HEREIN), WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. This is a continuing guaranty, and is to remain in force throughout business relations between the Borrowers and the Bank, and until the payment of all Liabilities of the Borrowers to the Bank, whether now existing or hereafter incurred, notwithstanding the appointment of a receiver of, or the dissolution of, and/or any other change in, or with respect to any of the Borrowers. No change, modification, waiver, or discharge, in whole or in part, of this Guarantee shall be effective unless in writing and signed by the party against whom such change, modification, waiver, or discharge is sought to be enforced. However, this Guarantee may be terminated with respect to the obligations of the Guarantor (but then only so far as it relates to Liabilities arising after such termination), only upon written notice to that effect delivered by the Guarantor to the Bank and receipt thereof acknowledged in writing by an officer of the Bank within three (3) Business Days of its actual receipt thereof. In the event of termination the Guarantor and its assigns shall nevertheless remain liable with respect to the Liabilities theretofore created or arising, and with respect to such Liabilities and any renewals, or other liabilities arising out of the same, this instrument shall continue in full force and effect and the Bank shall have all the rights herein provided for as if no such termination had occurred; and any guarantor, who has not joined in such termination shall continue to be liable as if no such termination had been effected. In addition to all rights and remedies granted herein, the Bank shall have all of the rights of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this Guarantee shall mean the state indicated as such below; provided, that, if no such state is indicated then Governing State shall mean the state where the Bank’s office that originated the Liabilities is located). This Guarantee shall be deemed to have been made in the Governing State, the Guarantor consents to the jurisdiction of the state and federal courts of the Governing State, and the rights and liabilities of the parties shall be determined in accordance with the laws of the Governing State.

The Guarantor has made an independent investigation of the Borrowers and of the financial condition of the Borrowers. The Bank has not made and does not make any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting the Borrowers nor has the Bank made any representation or warranties as to the amount or nature of the Liabilities of the Borrowers to which this Guarantee applies as specifically herein set forth, nor has the Bank or any officer, agent or employee of the Bank or any representative thereof, made any other oral representations, agreements or commitments of any kind or nature, and the Guarantor hereby expressly acknowledges that no such representations or warranties have been made and the Guarantor expressly disclaims reliance on any such representations or warranties. It is agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Guarantee, which alone, fully and completely, expresses their understanding.

THE GUARANTOR AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM, EACH IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE

EXECUTED IN CONNECTION HEREWITH, OR WITH RESPECT TO THE OBLIGATIONS OF ANY OTHER PERSON OR PARTY (INCLUDING, WITHOUT LIMITATION, THE BORROWER), OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO THE BORROWER. THE GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY ALSO SUBORDINATES ANY CLAIM, RIGHT OR REMEDY, WHICH MAY ARISE BY ANY STATUTE OR OTHERWISE, WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST ANY OF THE BORROWERS THAT ARISES FROM (I) THE EXECUTION OR PERFORMANCE BY THE GUARANTOR OF ITS OBLIGATIONS TO THE BANK UNDER THIS GUARANTEE, INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OR SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, OR INDEMNIFICATION AGAINST ANY OF THE BORROWERS, OR (II) THE PARTICIPATION BY THE GUARANTOR IN ANY CLAIM, RIGHT OR REMEDY OF THE BANK AGAINST ANY OF THE BORROWERS OR IN ANY SECURITY WHICH THE BANK NOW HAS OR HEREAFTER ACQUIRES BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

The Guarantor hereby authorizes the Bank to date this Guarantee and to complete and fill in any blank spaces in this Guarantee in order to conform to terms upon which the Guarantee is provided. The Guarantor further authorizes the Bank to execute and file one or more financing statements covering the collateral security or any part thereof and the Guarantor agrees to bear the cost of such filing(s). Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guarantee or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of the such Guarantee or other security document, the Guarantor will issue, in lieu thereof, a replacement Guarantee or other security document.

The Bank shall have the unrestricted right at any time or from time to time, and without the Guarantor’s consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an “Assignee”), and the Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto (collectively the “Loan Documents”) as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).

[Signature Page Follows]

IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of the day and year first above written.

GUARANTOR:

NATIONAL HOME HEALTHCARE CORP. By: /s/ Robert P. Heller Name: Robert P. Heller Title: Chief Financial Officer Address: 700 White Plains Rd. Scarsdale, New York 10583

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

        On the 28th day April in the year 2006, before me, the undersigned, personally appeared Robert P. Heller personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

/s/ Jennifer Dugan Notary Public